                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  March 5, 2003





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




           Missouri                     1-14756                  43-1723446
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 5, 2003, Ameren Corporation (the "Registrant") filed the following with the Securities and Exchange Commission as exhibits to this Current Report on Form 8-K: (i) consolidated financial statements as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, and (ii) the related Management's Discussion and Analysis of Financial Condition and Results of Operations.

ITEM 7. EXHIBITS

         (c) Exhibits.

                  23       Consent of Independent Accountants.

                  99.1 The Registrant's consolidated financial statements as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the report thereon of PricewaterhouseCoopers LLP, independent accountants.

                  99.2 The Registrant's Management's Discussion and Analysis of Financial Condition and Results of Operations.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 AMEREN CORPORATION
                                                   (Registrant)


                                                 By     /s/ Martin J. Lyons
                                                   -----------------------------
                                                          Martin J. Lyons
                                                   Vice President and Controller
                                                   (Principal Financial Officer)


Date: March 5, 2003



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                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   23          -  Consent of Independent Accountants.

   99.1        -  The Registrant's consolidated financial statements as of
                  December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the report thereon of PricewaterhouseCoopers LLP, independent accountants.

   99.2        -  The Registrant's Management's Discussion and Analysis of
                  Financial Condition and Results of Operations.



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